UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FENTURA FINANCIAL, INC.
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS FENTURA FINANCIAL, INC. 175 North Leroy Street P.O. Box 725 Fenton, Michigan 48430

The Fentura Financial, Inc. 2012 Annual Shareholders Meeting will be held at the Fenton Community Center, 150 South Leroy Street, Fenton, Michigan, Wednesday, April 25, 2012, at 10:00 a.m. for the following purposes:

1.	Elect three directors; Frederick P. Dillingham, Donald L. Grill and Randy D. Hicks

2.	Ratify the selection of Rehmann Robson, P.C. as Fentura’s independent registered public accounting firm for 2012; and

3.	Transact any other business that may properly come before the meeting or any adjournment of the meeting.

In the event that you have questions regarding the financial performance or financial condition of Fentura Financial, Inc., a special mailing card has been included for your individual use. Please address your questions to any individual member of management or the Board of Directors and return the card to us at your earliest convenience. If you would like a personal response by phone, email or letter, please include your name and contact information.

The Board of Directors has fixed the close of business on March 1, 2012, as the record date for the purpose of determining shareholders who are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald L. Justice

Secretary

Fenton, Michigan

March 16, 2012

IMPORTANT

All shareholders are cordially invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED. This will assure your representation and a quorum for the transaction of business at the meeting. If you do attend the meeting in person and if you have submitted a proxy form, it will not be necessary for you to vote in person at the meeting. However, if you attend the meeting and wish to change your proxy vote, you will be given an opportunity to do so.

PROXY STATEMENT

FENTURA FINANCIAL, INC.

175 North Leroy Street

P.O. Box 725

Fenton, Michigan 48430

Telephone: (810) 750-8725

ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fentura Financial, Inc. (the “Corporation”) to be voted at the annual meeting of its shareholders to be held at the Fenton Community Center, 150 South Leroy Street, Fenton, Michigan, on Wednesday, April 25, 2012, at 10:00 a.m., eastern standard time, and at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 23, 2012.

If a proxy in the accompanying form is properly executed, duly returned to the Corporation, and not revoked, the shares represented by the proxy will be voted at the annual meeting of the Corporation’s shareholders and at any adjournment of that meeting. Where a shareholder specifies a choice, a proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for election of all nominees of the Board of Directors and for the ratification of Rehmann Robson. P.C. as our independent auditors for 2012. The Corporation’s management does not know of any other matters to be presented at the annual meeting. If other matters are presented, the shares represented by proxy will be voted at the discretion of the persons designated as proxies, who will take into consideration the recommendations of the Corporation’s management.

Any shareholder executing a proxy in the enclosed form has the power to revoke it by notifying the Secretary of the Corporation in writing at the address indicated above at any time before it is exercised, or by appearing at the meeting and voting in person.

Solicitation of proxies is being made by mail. Directors, officers, and regular employees of the Corporation and its subsidiaries may also solicit proxies in person or by telephone without additional compensation. In addition, banks, brokerage firms, and other custodians, nominees, and fiduciaries may solicit proxies from the beneficial owners of shares they hold and may be reimbursed by the Corporation for reasonable expenses incurred in sending proxy material to beneficial owners of the Corporation’s stock. The Corporation will pay all expenses of soliciting proxies.

Boards of Directors

The names of directors of the Corporation and the subsidiary bank, The State Bank (TSB), and Livingston Community Bank, a division of TSB (the “Affiliate Banks”), are set forth below.

FENTURA FINANCIAL, INC.	THE STATE BANK	LIVINGSTONCOMMUNITY
BANK
Thomas P. McKenney (Chairman) Owner/President & Attorney McKenney & McKenney	Thomas P. McKenney (Chairman) Owner/President & Attorney McKenney & McKenney	Kenneth E. Burchfield (Chairman) Senior Partner & Attorney Burchfield, Park, & Pollesch, PC

William H. Dery M.D. Medical Residency Program Mid-Michigan Medical Center	William H. Dery M.D. Medical Residency Program Mid-Michigan Medical Center	Frederick P. Dillingham President Livingston Business Development Associates

Frederick P. Dillingham President Livingston Business Development Associates	Frederick P. Dillingham President Livingston Business Development Associates	Patrick M. Hanniford Certified Public Accountant Pfeffer, Hanniford, Palka

Donald L. Grill President & CEO—Fentura and CEO of The State Bank	Donald L. Grill President & CEO— Fentura and CEO of The State Bank	Ronald L. Justice President & COO The State Bank

Randy D. Hicks M.D. President—Regional Medical Imaging, P.C.	Randy D. Hicks M.D. President—Regional Medical Imaging, P.C.	Steven T. Krause Owner & President Best Storage

Brian P. Petty Owner & President Fenton Glass Service, Inc.	Ronald L. Justice President & COO The State Bank	Joseph J. Skandalaris, D.O. Doctor of Internal Medicine Internal Medical Specialist

Ronald K. Rybar President The Rybar Group	Brian P. Petty Owner & President Fenton Glass Service, Inc	Roberta S. Balon-Vaughn Attorney Of Counsel-Burchfield, Park & Pollesch, PC

JoAnne M. Shaw President The Coffee Beanery	Ronald K. Rybar President The Rybar Group	Patricia L. Wylie, D.D.S. Partner and Dentist Family Dental Care, PLLC

JoAnne M. Shaw President The Coffee Beanery

PROPOSAL 1—2012 ELECTION OF DIRECTORS

The Corporation’s Board of Directors is divided into three classes. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Directors are elected for a three year term. The directors whose terms expire at the annual meeting (“Class III Directors”) are Frederick P. Dillingham, Donald L. Grill and Randy D. Hicks. The Board has nominated these same individuals for reelection as Class III Directors. If elected, the terms of these directors will expire at the 2015 annual meeting of shareholders.

Except for those individuals nominated by the Board of Directors, no persons may be nominated for election at the 2012 annual meeting. The Corporation’s Bylaws require at least 120 days prior written notice of any other proposed shareholder nominations. No nominations were received from a shareholder prior to the required written notice date.

The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

A vote of shareholders holding a plurality of shares voting is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker nonvotes, and other shares not voted will not be counted as shares voted. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present.

The Nomination Process

Director nominees are considered and must be recommended to the full Board by the Director Selection Committee, whose members are independent under SEC and NASDAQ standards. When considering a potential candidate for membership on the Corporation’s Board, the Committee seeks to identify candidates who will meet the challenges and needs of the Board. The Committee considers, among other qualifications, demonstrated character and judgment, diversity, geographic representation, professional credentials, recognition in the marketplace, and experience in business and the financial industry. While the Committee considers diversity among the various qualifications, it has not adopted a formal diversity policy. In addition, the Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, the Board requires that each of its members will have the highest personal and professional ethics, integrity and values; will consistently exercise sound and objective business judgment; and will have a comfort with diversity in its broadest sense. In addition, it is anticipated that the Board as a whole will have individuals with significant appropriate senior management and leadership experience, a comfort with technology, a long-term and strategic perspective, and the ability to advance constructive debate. It is considered important for the Board as a whole to operate in an atmosphere where the chemistry of the Board is collaborative and constructive in effectively representing the interests of the shareholders.

The Committee will consider shareholder nominations for directors submitted in accordance with the procedure set forth in Article III, Section 15(c) of the Corporation’s Bylaws. The procedure provides that a notice relating to the nomination must be given in writing to the Corporation not later than 120 days prior to the annual meeting. Such notice must contain identification information, business experience and background information with respect to the proposed nominee and contain information with respect to the proposed nominee’s share ownership. There are no differences in the manner in which the Committee evaluates a candidate that is recommended for nomination for membership on the Corporation’s Board by a shareholder. As noted, the Board has appropriately considered nominations from the Corporation’s shareholders in connection with the annual meeting.

Upon receipt of information concerning a shareholder proposed candidate, the Committee assesses the Board’s needs, primarily whether or not there is a current or pending vacancy or a possible need to fulfill by adding or replacing a director, and then develops a director profile by comparing the current state of Board characteristics with the desired state and the candidate’s qualifications. The profile and the candidate’s submitted information are provided to the Board for discussion. Similarly, if at any time the Committee determines there may be a need to add or replace a director, the Committee develops a director profile by comparing the current state of Board characteristics with the desired state. If no candidates are apparent from any source, the Committee will determine the appropriate method to conduct a search. The Committee has, to date, not paid any third party fee to assist in identifying and evaluating nominees.

With regard to the nominations of Mr. Dillingham and Dr. Hicks, as directors of the Corporation, each of the nominees was recommended by non-management directors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR ELECTION OF ALL NOMINEES AS DIRECTORS

STOCK OWNERSHIP INFORMATION

Stock Ownership of Directors, Executive Officers and Certain Major Shareholders

At the close of business on March 1, 2012, the record date for determination of the shareholders entitled to vote at the annual meeting, the Corporation had issued and outstanding 2,388,225 shares of its common stock, the only class of voting securities presently outstanding. Each share entitles its holder to one vote on each matter to be voted upon at the meeting.

In general, “beneficial ownership” includes those shares a director or officer has the power to vote or transfer, and stock options that are exercisable currently or within 60 days. The table below shows the beneficial stock ownership of the Corporation’s directors and executive officers named in the summary compensation table below and those shareholders who hold more than 5% of the total outstanding shares as of March 1, 2012.

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Outstanding(2)
William H. Dery (Director)	41,313	(3)	1.73%
Frederick P. Dillingham (Director)	12,349	(3)	*
Donald L. Grill (Director, Executive Officer)	13,627	(3)(4)	*
Randy D. Hicks (Director)	1,291	(3)	*
Ronald L. Justice (Executive Officer)	5,550	(3)(4)	*
Douglas J. Kelley (Executive Officer) (6)	2,425	(3)(4)	*
Thomas P. McKenney (Director)	23,405	(3)	*
Brian P. Petty (Director)	37,008	(3)	1.55%
Ronald K. Rybar (Director)	46,111	(3)	1.93%
JoAnne M. Shaw (Director)	5,746	(3)	*
Donald E. Johnson, Jr.(5)	220,836		9.25%
Mary Alice Heaton(5)	113,583		4.76%
Linda J. Lemieux(5)	104,083		4.36%
Directors and Executive Officers as a group (10 persons)	188,825		7.91%

(1)	The number of shares in this column includes shares owned directly or indirectly, through any contract, arrangement, understanding or relationship, or that the indicated beneficial owner otherwise has the power to vote, or direct the voting of, and/or has investment power. This includes shares allocated to the person under the Corporation’s Employee Stock Ownership Plan (ESOP). This column includes shares that may be acquired pursuant to stock options that are exercisable within 60 days.
(2)	The symbol * shown in this column indicates ownership of less than 1%.
(3)	Ownership and voting rights of all shares are joint with spouse or individually held.
(4)	Includes 4,182 shares for Mr. Grill, 2,029 shares for Mr. Justice, and 1,095 shares for Mr. Kelley that may be acquired pursuant to stock options that are exercisable within 60 days.
(5)	Each person’s address is: SNB Trust Operations, 101 North Washington Avenue, Saginaw, Michigan 48607.
(6)	Mr. Kelley voluntarily terminated his employment with the Corporation on February 23, 2012.

THE CORPORATION’S BOARD OF DIRECTORS

Biographical information concerning the current directors and the nominees who are nominated for election to the Board of Directors at the annual meeting is presented below. Except as otherwise indicated, all directors and nominees have had the same principal employment for over five years.

Nominees for 3-Year Terms Expiring in 2015

Frederick P. Dillingham, age 64, was appointed to the Board of Directors of the Corporation, effective June, 2011. He has served on the Board of Livingston Community Bank since inception. Mr. Dillingham is a Class III Director and President of Livingston Business Development Associates. Mr. Dillingham provides substantial financial and analytical perspective to the analysis of company and bank performance. Mr. Dillingham provides the board with a unique perspective as a successful small business owner, and politician. He also provides a community perspective to his role as a director of The State Bank and Livingston Community Bank having served on numerous boards in the Livingston County area. Mr. Dillingham was recommended to the board by the CEO and non-management directors.

Donald L. Grill, age 64, has been a Director of the Corporation and The State Bank since 1996. Mr. Grill is a Class III Director. Mr. Grill joined the Corporation as President and Chief Executive Officer in 1996. From 1976-1983, Mr. Grill served as Executive Vice President and Senior Lender at Key State Bank in Owosso, Michigan. From 1983-1996, Mr. Grill served in several capacities at First of America Bank Corporation including President and Chief Executive Officer of First of America Bank-Frankenmuth. Mr. Grill served previously as a Director of West Michigan Community Bank until the bank was sold in January of 2011 and Livingston Community Bank.

Randy D. Hicks, age 54, was appointed to the Board of Directors of the Corporation, effective August, 2011. Dr. Hicks is a Class III Director and Founder and President of Regional Medical Imaging P.C. Dr. Hicks provides substantial financial and analytical perspective to the analysis of company and bank performance. Dr. Hicks provides the board with a unique perspective as a successful business owner, and has been involved in various commercial real estate ventures throughout his career. Dr. Hicks was recommended to the board by the CEO and non-management directors.

Directors with Terms Expiring in 2013

William H. Dery, age 61, was appointed as a Director of The State Bank and as a Director of the Corporation effective April 2009. Dr. Dery is a Class I Director. Dr. Dery is Director of the Midland Family Medicine Residency Program at Mid-Michigan Medical Center in Midland, Michigan. Mr. Dery’s medical background provides a unique perspective on the Compensation Committee which deals with employee benefits and in loan deliberations regarding loans to professionals. Mr. Dery’s father, grandfather and great grandfather all previously served as directors of The State Bank. Mr. Dery was recommended to the board by several sources, such as the CEO, non-management director and shareholders.

Thomas P. McKenney, age 60, has been a Director of the Corporation since 1992 and was a Director of The State Bank from 1991 to 2003, serving as Chairman of The State Bank’s Board from 2001 to 2003. Mr. McKenney was appointed Chairman of the Board of Directors of the Corporation in November, 2011. Mr. McKenney was appointed Vice Chairman of the Corporation in May, 2003, and re-appointed to The State Bank board in 2009. Mr. McKenney is a Class I Director. Mr. McKenney is an attorney with a private practice located in Holly, Michigan. Mr. McKenney is an accomplished and experienced attorney. He provides a unique legal and negotiating perspective to board deliberations, and his experience with estate planning assists him in his role as head of the Trust Committee at The State Bank. Mr. McKenney is a first cousin by marriage to the Corporation’s Senior Vice President, Ronald L. Justice.

Brian P. Petty, age 53, was reappointed a Director of the Corporation effective September, 2002. Mr. Petty previously served as a Director of the Corporation from March of 1995 to December of 2000. Mr. Petty has served as a Director of The State Bank since January of 1994 and has served as Chairman from 2003 to 2009. Mr. Petty was appointed Vice Chairman of the Board of Directors of the Corporation in November, 2011. He was re-appointed to the board of The State Bank in 2009. Mr. Petty is a Class I Director. Mr. Petty is the owner and President of Fenton Glass Service, Inc., which sells and installs glass for automobile, residential, industrial and specialty uses. Mr. Petty provides the board with a unique perspective as a successful small business owner. He also provides a community perspective to his role as a director of The State Bank and Fentura Financial Inc. having served on numerous boards in the Fenton area.

Directors with Terms Expiring in 2014

Ronald K. Rybar, age 55, was appointed to the Board of Directors of The State Bank and the Corporation, effective October 2010. Mr. Rybar is a Class II Director. Mr. Rybar, is founder and President of The Rybar Group, a health care consulting company. Mr. Rybar’s experience in public accounting and hospital finance qualify him to serve as a financial expert and Chairman of the Corporation’s and Bank’s Audit Committees. Mr. Rybar was recommended to the board by the CEO and non-management directors.

JoAnne M. Shaw, age 68, was appointed as a Class II Director of the Corporation in September, 2010. Ms. Shaw also serves as a director of The State Bank. Ms Shaw, is the founder and President of The Coffee Beanery, Ltd., a company that franchises nationally and internationally with over 120 locations worldwide. Ms. Shaw’s experience in the business world is uniquely equipped to assist Fentura Financial and The State Bank in deliberations regarding the business models for consideration of credit requests. Ms. Shaw was recommended to the board by a former Chairman of the Board.

Independence of Directors and Attendance at Meetings

The Board of Directors of the Corporation is composed of a majority of independent directors (as independence is defined in Rule 5605 of the NASDAQ Listing Standards). The Board has determined that each of Messrs. Dery, Dillingham, Hicks, McKenney, Petty, and Rybar and Ms. Shaw are independent. During the fiscal year ended December 31, 2011, the Board of Directors of the Corporation held a total of 12 regular meetings. Various committees of the Board held meetings as needed. Each director attended at least 75 percent of the total meetings of the Board of Directors and meetings of the committees on which he or she served. The Corporation also encourages all members of the Board to attend the Corporation’s annual meeting of shareholders each year. All members of the Board of Directors of the Corporation attended the Corporation’s 2011 annual meeting with the exception of Ms. Shaw.

Separate Chairman and Chief Executive Position and Board’s Oversight of Risk

Since the inception of the holding company in 1987, the Corporation has chosen to have independence between board leadership and the bank leadership. Accordingly, board leadership positions including the Chairmanship of the board and Audit Committee have always been held by outside or non-management directors. The Chairman’s position provides meaningful and appropriate oversight in fulfilling the fiduciary responsibilities of the board and representing the interests of the shareholders.

Responsibilities for managing the various types of risks inherent in the Corporation and the Banks are spread among the holding company and bank boards and committees, various members of management and management committees. As a separately chartered institution, The State Bank is authorized and empowered by Michigan and federal banking law and regulation to operate autonomously as a commercial bank. Through a disciplined structure of board delegated authority, individuals and committees are empowered to monitor and control operational risks, credit risks, interest rate risks, etc. Internal and external testing by outside consultants is utilized to determine compliance with risk control procedures. Affiliate bank boards are heavily involved in monitoring reports, interacting with management, and communicating with external consultants. Summary reports are provided to the holding company board for review and monitoring. Importantly, most holding company directors also serve on bank boards which means that most holding company directors are intimately aware of, and involved in, risk management at the bank and holding company levels.

At the holding company level, the Audit Committee reviews with management, the internal auditor and the independent auditor, the Corporation’s financial risks, the Corporation’s risk management process, any major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of any material control deficiencies.

Communication with the Corporation’s Board of Directors

Shareholders may communicate with members of the Corporation’s Board by mail addressed to the Board of Directors, a specific member of the Board, or to a particular committee of the Board at 175 North Leroy Street, P.O. Box 725, Fenton, Michigan 48430-0725.

Director Compensation

The Corporation and Affiliate Bank directors are compensated in cash retainer fees or through participation in the stock purchase plan. Each director of the Corporation is paid an annual retainer fee. In 2011, the annual retainer was $6,000 until May 2011 then converted to $12,000. The Chairman of the Board receives an additional annual $2,000 retainer fee. The Chairman of the Audit Committee receives an additional $500 for each Audit Committee meeting attended and the remaining Audit Committee members receive $250 for attending each Audit Committee meeting. Directors of the Corporation who also serve on Affiliate Bank Boards received additional compensation in connection with their Affiliate Bank Board service during 2011.

Stock option grants are available to directors who are not employees of the Corporation under the 1996 Nonemployee Director Stock Option Plan. However, no options were granted to directors during the year 2011 and no options have been granted to directors since 1999. Exercisable stock options issued in prior years are included in the table and footnotes which appear on page 5.

Directors of the Corporation and the Subsidiary Banks may use director cash retainer fees to purchase shares of the Corporation issued by the Corporation at fair market value under the Corporation’s Director Stock Retainer Plan. Directors may also use other personal funds or cash retainer fees to purchase shares under the Fentura Financial, Inc. Stock Purchase Plan. This plan permits all employees of the Corporation and Subsidiary Banks, as well as directors, to purchase shares at fair market value through regular payroll or fee deductions and also through lump sum payments. The maximum annual dollar amount of purchases per individual through payroll or fee deductions is $10,000 and the maximum annual dollar amount of lump sum purchases is also $10,000, for a total annual maximum of $20,000.

2011 DIRECTOR COMPENSATION ($)

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
William H. Dery	$9,167	—	—	—	—	$9,166	$18,333

Frederick P. Dillingham (5)	$10,017	—	—	—	—	$6,416	$16,433

Donald L. Grill (3)	—	—	—	—	—	—	—

Randy D. Hicks (5)	$4,584	—	—	—	—	$4,583	$9,167

Thomas P. McKenney	$9,167	—	—	—	—	$9,500	$18,667

Brian P. Petty	$9,167	—	—	—	—	$10,000	$19,167

Douglas W. Rotman (4)	$8,000	—	—	—	—	$1,584	$9,584

Ronald K. Rybar	$9,167	—	—	—	—	$10,250	$19,417

JoAnne M. Shaw	$9,167	—	—	—	—	$9,999	$19,166

Forrest A. Shook (4)	$9,000	—	—	—	—	$9,000	$18,000

James A. Wesseling (4)	$8,000	—	—	—	—	$542	$8,542

(1)	Amounts for Messrs. Petty, Rotman, and Rybar and Ms. Shaw include fees paid as members of the Audit Committee for each meeting attended. As Chairman until November, Mr. Shook received an additional retainer fee and Mr. McKenney received the Chairman retainer fee after November.
(2)	Amounts include retainer fees paid by a subsidiary Bank for serving on their Board.
(3)	Mr. Grill does not receive compensation for serving as a director of the Corporation or subsidiary banks.
(4)	Mr. Rotman and Mr. Wesseling, both former directors of West Michigan Community Bank, resigned from the board for personal and professional reasons in October 2011. Mr. Shook resigned from the board for personal reasons in November 2011.
(5)	Mr. Dillingham joined the boards of Fentura Financial and The State Bank in June 2011 and Mr. Hicks joined the boards of Fentura Financial and The State Bank in August 2011.

Code of Ethics

Fentura Financial, Inc. is dedicated to upholding the highest ethical standards and principles throughout our operations. Our Code of Ethics is a product of our commitment to comply with the law and to conduct business ethically while reinforcing values of trust, respect, dignity, and honesty which form the foundation for our relationships with our shareholders, employees, and customers. The Corporation’s Board of Directors reaffirmed our Code of Ethics on January 26, 2012. The Code details principles and responsibilities governing professional and ethical conduct for all directors and officers of the Corporation and its Affiliate Banks. Any changes or waivers to the Code of Ethics will be promptly disclosed in our SEC filings.

Going beyond the legal requirements for corporate ethics, we require all board members and members of management to sign our Code and to conduct themselves consistent with its requirements. Additionally, the Boards of the Corporation and each Affiliate Bank and all Board Committees are chaired by an independent outside director and, at each Board and Audit Committee session, our outside directors reserve time for discussions without management or management directors present.

Committees of the Corporation Board

The Corporation maintains the following standing committees: Executive, Director Selection, Audit, and Compensation/ESOP.

Executive Committee

The Executive Committee, which met three times in 2011 consists of Messrs. Grill, McKenney, Petty and Shook until his resignation. Director Rybar was added following the Shook resignation. This Committee reviews in depth the status and progress of various projects, management activities and the Corporation’s financial performance. As necessary, it provides guidance and makes recommendations to management and/or the Board of Directors. During 2011, many traditional executive committee topics were considered by the full board at regular board meetings. The committee met three times during the year.

Director Selection Committee

During 2011, the Corporation’s Director Selection Committee consists of Messrs. Dery, Grill, McKenney, and Petty. This Committee coordinates the process of identifying, interviewing and recommending new director candidates. In reviewing director selections, the Committee considers recommendations of shareholders. The Director Selection Committee met one time during 2011. The Board of Directors adopted a charter for the Director Selection Committee on January 26, 2012, a copy of which is available on the Corporation’s website at www.fentura.com.

Audit Committee

During 2011, the Corporation’s Audit Committee consisted of Messrs. Rotman until his October, 2011 resignation, Petty, Rybar and Ms. Shaw. The Audit Committee oversees the Corporation’s corporate accounting, financial reporting and internal audit processes. For this purpose, the Audit Committee performs several functions. For example, the Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; appoints and approves the compensation of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews the annual risk based audit plan developed by our internal audit personnel and approves the retention of outside consultants to perform portions of the internal audit functions and services which the independent auditors are not permitted to perform; reviews the consolidated financial statements to be included in the Corporation’s Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the appropriateness of the Corporation’s quarterly financial statement reviews.

Mr. Rybar has been designated by the Board as the Audit Committee’s financial expert, replacing Mr. Rotman. Mr. Rybar is independent as defined in Rule 5605 of the NASDAQ listing standards.

The Audit Committee is guided by an Audit Committee Charter, which is available on the Corporation’s website at www.fentura.com. All of the members of the Audit Committee are independent, as defined in Rule 5605 of the NASDAQ Listing Standards. During 2011, the Audit Committee held four meetings. On March 7, 2012, the Audit Committee submitted to the Board the following report:

Report of Audit Committee

We have reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2011.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards Volume 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirement of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and have discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s annual report on Form 10-K for the year ended December 31, 2011.

Respectfully submitted,

Audit Committee

Ronald K. Rybar, Chairman

Brian P. Petty

JoAnne M. Shaw

Compensation/ESOP Committee

The members of the Compensation/ESOP Committee are Messrs. Dery, Hicks and Petty. This Committee oversees the administration of the Corporation’s compensation and benefit programs. The Committee met one time during 2011. The Board of Directors has a charter for the Compensation/ESOP Committee which the board approved on January 26, 2012. This charter is available on the Corporation’s website at www.fentura.com. The performance of the CEO and all Compensation/ESOP Committee items were reviewed by the committee and approved by the full Board.

EXECUTIVE COMPENSATION DISCUSSION

During 2011, the Corporation did not compensate any of its executive officers, who serve as board members,, all of whom are also executive officers of the Affiliate Bank and paid for services by the Affiliate Bank following the corporate guidelines described below.

Role and Composition of the Committee

The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Corporation’s executive officers, including reviewing the competitiveness of executive compensation programs, evaluating the performance of the Corporation’s executive officers, and approving their annual compensation and equity awards. The Committee also assists the CEO in establishing annual goals and objectives and, after considering the results of the CEO performance review, recommends CEO compensation to the Board for approval. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.

The Compensation Committee has three members. The members are Messrs McKenney, Dery and Hicks. Each Committee members meets the independence requirements established by NASDAQ.

Under its Charter, the Compensation Committee has the authority to retain outside services to assist it in carrying out its duties and responsibilities. No initiatives or actions required the Committee to execute this authority in 2011. However, management used outside services provided by the legal firm Howard & Howard to assist with certain human resource issues and the Committee reviewed their recommendations.

Compensation Philosophy and Objectives

All of our compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing shareholder value over the long term. Because we believe the performance of every employee is important to our success, we are mindful of the effect of various compensation and incentive programs on all of our employees. However, the annual bonus plan historically made available to all employees was suspended for 2008, 2009, 2010 and 2011.

We believe that the compensation of our executives, management team and employees should fairly reflect their individual success as well as the overall performance of the company. Accordingly, following the decline in company performance reported at December 31, 2007, a decision was made to freeze all management salaries. This decision changed the historical approach of considering and granting annual salary increases to executives and other members of management based upon individual and company performance for the prior year. As the economy and company performance continued to falter, in 2009, a decision was made to substantially reduce compensation and benefit expense. Management developed a proposal which was subsequently approved by the board of directors to eliminate staff and management positions reducing overall full-time equivalent employment by seven percent. Additionally, all remaining management and staff employees accepted a 5% salary or wage cut. Furthermore, all retirement benefit contributions were suspended for the ESOP and the 401 (k) Plans. The reduced compensation and benefit levels continued until 2011 when improved bank performance allowed the Company to reinstate 50% of the 2009 salary and wage reduction.

Components of Executive Compensation

The components of the compensation program for executive officers are described below.

Base Salary. Base salaries are determined based on a variety of factors, including the executive’s scope of responsibilities, a market competitive assessment of similar roles at other companies, and a comparison of salaries paid to peers within the Corporation. Base salaries are set at levels that allow the Corporation to attract and retain superior leaders that will enable the Corporation to deliver on its business goals.

The CEO will make recommendations for base salaries for each executive officer, excluding the CEO. When setting the base salaries for executive officers, excluding the CEO, the Committee considers recommendations from the CEO and makes a final determination based on the factors listed above and the executive officer’s performance during the year.

Bonus. Historically executives had the opportunity to earn a bonus ranging from 30% to 45% of their base salary. Bonuses are determined based upon a combination of quantative measures, the details of which are established annually by the Board of Directors. However, due to Corporation financial performance, bonus opportunities were eliminated in 2008, 2009, 2010 and 2011.

Executive Benefits

In fiscal year 2011, Fentura’s executives were eligible for the same level and offering of benefits made available to other employees, including the Corporation’s 401(k) Plan and other benefit programs. In addition to the standard benefits offered to all employees, Fentura maintains non-qualified deferred compensation plans for certain executives. Effective October 23, 2008, Fentura modified certain non-qualified deferred compensation plans to comply with certain IRS requirements. Fentura’s contributions to the non-qualified deferred compensation plans are further discussed in the supplementary retirement benefit section of the proxy information.

How Executive Pay Levels are Determined

Fentura participates in executive compensation benchmarking surveys that provide summarized data on levels of base salary, target annual incentives, and stock-based and other long-term incentives. These surveys also provide benchmark information on compensation practices such as the prevalence of types of compensation plans and the proportion of the types of pay components as part of the total compensation package. These surveys are supplemented by other publicly available information and input from trade associations on other factors such as recent market trends. The entire comparison group includes banks from Michigan and the Midwest. The Corporation does not customarily use consultants in establishing executive compensation. The Committee uses formal performance plans that ascribe performance expectations to the components of executive officer compensation, including salary and bonus. Company Executive severance plan information is provided on page 17.

How Stock-Based Awards are Determined

In 2011, no stock-based awards were granted to executive officers. When granted, the level of issuance is determined based on factors such as compensation levels at comparison companies relative to Fentura’s target total compensation levels and the desired mix of cash and equity pay. As appropriate, the Committee determines the appropriate issuance, balancing these factors against the projected needs of the business as well as financial considerations, including the projected impact on shareholder dilution.

Compensation for the Chief Executive Officer

The independent members of the Board approve the compensation of Donald L. Grill, President and Chief Executive Officer. The Committee recommends salary and if appropriate bonus amounts to the Board. Mr. Grill’s salary was reduced for 2009 and 2010 consistent with the salary reductions for all employees mentioned previously. In connection with a board approved management succession plan, CEO Grill moved to a part-time (3 days per week) status during 2011, and his salary was adjusted accordingly. Mr. Grill did not receive a bonus during 2009, 2010 or 2011. The Summary Compensation Table sets forth all compensation received by Mr. Grill during 2011 and 2010. He is eligible for a Corporation sponsored supplemental retirement program and the Corporation’s 401(k) and ESOP program. Fentura provides Mr. Grill with a change of control agreement, and he may be eligible for severance under the Company’s executive severance plan following a change of control.

The following tables show the compensation for services to Affiliate Banks of the principal executive officer, principal financial officer and the two highest paid corporate executive officers who received total compensation in excess of $100,000 for the year 2011.

2011 SUMMARY COMPENSATION TABLE ($)

Name and Principal Position	Year	Salary		Bonus (1)	Option Awards (2)	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)			Total
Donald L. Grill (5) President & CEO of the Corporation and CEO of The State Bank	2011 2010	$ $	171,430 232,145	— —	— —	61,141 57,210	$ $	14,348 16,346		$ $	247,410 305,701
Douglas J. Kelley (7) Senior Vice President and CFO and Secretary of the Corporation	2011 2010	$ $	113,218 112,247	— —	— —	— —	$ $	12,724 10,060		$ $	125,942 122,307
Ronald L. Justice President & COO of The State Bank and Senior Vice President of the Corporation	2011 2010	$ $	160,000 137,695	— —	— —	— —	$ $	12,904 33,646	(4)	$ $	172,904 171,341
Daniel J. Wollschlager (6) Retired EVP— Senior Lender —The State Bank	2011 2010	$ $	85,000 137,750	— —	— —	— —		$9,852 —		$ $	94,852 137,750

(1)	Amounts reflect payments made pursuant to the Annual Bonus Plan as in effect for the fiscal year indicated. For more information on this plan, see the Executive Compensation Discussion.
(2)	No options were granted in 2011 or 2010.
(3)	Amounts include the taxable benefit of Corporation owned vehicle for Mr. Grill, the Corporate match for the 401k profit sharing plan and the Corporate distribution to the Employee Stock Ownership plan for all named executive officers, and awards under the Non-Qualified Deferred Compensation Plan.
(4)	Mr. Justice received a housing allowance of $22,500 in 2010. Mr. Justice received $13,125 in housing allowance to become President and CEO of West Michigan Community Bank in 2008.
(5)	In connection with the board approved Management Succession Plan, CEO Grill served in a permanent-part-time employment status during 2011.
(6)	Mr. Wollschlager retired from the Corporation on October 21, 2011.
(7)	Mr. Kelley voluntarily terminated employment with the Corporation on February 23, 2012.

Stock Option Grants in 2011

No Options were granted in the fiscal year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Donald L. Grill	1157 1210 605 1210	(1) (2) (2) (3)	— — — —	$ $ $ $	21.90 28.31 28.31 35.45	01/31/2012 06/26/2013 06/26/2013 12/01/2014	— — — —	— — — —
Douglas J. Kelley	182 363 550	(2) (2) (3)	— — —	$ $ $	28.31 28.31 35.45	06/26/2013 06/26/2013 12/01/2014	— — —	— — —
Ronald L. Justice	401 484 484 660	(1) (2) (2) (3)	— — — —	$ $ $ $	21.90 28.31 28.31 35.45	01/31/2012 06/26/2013 06/26/2013 12/01/2014	— — — —	— — — —
Daniel J. Wollschlager	—		—		—	—	—	—

(1)	Options become exercisable in three equal installments each year beginning on the third anniversary of the grant date of January 31, 2005.
(2)	Options become exercisable in three equal installments each year beginning on the third anniversary of the grant date of June 26, 2006.
(3)	Options become exercisable in three equal installments each year beginning on the third anniversary of the grant date of December 1, 2007.

Stock Appreciation Rights

On February 24, 2011, the Corporation’s board of directors granted 25,000 Stock Appreciation Rights (“SARs”) to five executives. The terms of the Stock Appreciation Rights Agreements (the “SAR Agreements”) provide that the SARs will be paid in cash on one or two fixed dates, which are determined as certain performance conditions are met. The conditions include the Corporation’s wholly owned subsidiary, The State Bank, no longer being subject to terms, conditions and restrictions of the consent order dated December 31, 2009 (the “Consent Order”) and the Corporation no longer being subject to terms, conditions and restrictions of the agreement between the Corporation and the Federal Reserve Board, which was effective November 4, 2010 (the “FRB Agreement”). The first payment date under the agreement is the later of February 24, 2014, the date on which the State Bank is no longer subject to the terms, conditions and restrictions of the Consent Order, and the date on which the Corporation is no longer subject to the terms, conditions and restrictions of the FRB Agreement. On the first SAR payment date a participant shall receive an amount equal to the product of the number of stock appreciation rights granted and the excess of the fair market value of one share of the Corporation’s common stock over $2.00. If the first SAR payment date does not occur prior to February 24, 2016, then the SARs shall be cancelled without any payment to the participant. If the first SAR payment date occurs prior to February 24, 2016, then the second SAR payment date shall be February 24, 2016. On the second payment date a participant shall receive an amount equal to the number of stock appreciation rights granted and the excess of the fair market value of one share of the Corporation’s common stock on the second SAR payment date over the value of one share of the Corporation’s common stock on the first SAR payment date. If the fair market value of one share of the Corporation’s common stock on the second SAR payment date does not exceed the fair market value of one share of the Corporation’s common stock on the first SAR payment date, then no payment shall be made to the participant on the second SAR payment date.

SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS

Fentura Financial, Inc., and The State Bank have entered into Supplemental Executive Retirement Agreement (SERP Agreement) with Mr. Donald L. Grill. SERP Agreements are designed to encourage executives to remain long-term employees of the Corporation, and to provide specified benefits to certain key executives who contribute materially to the continued growth, development and future business success of the Corporation. The retirement benefits are an unsecured obligation of the Corporation. The Corporation has purchased prepaid life insurance policies in connection with Mr. Grill’s SERP, and expects investment earnings and proceeds from the policies to recover all or a portion of the annual costs for his SERP Agreement.

2011 NONQUALIFED DEFERRED COMPENSATION

The Corporation and the Affiliate Banks have established a Non-Qualified Deferred Compensation Plan (the “Plan”) for key executives not covered under the SERP agreements. The Plan is designed to encourage highly compensated officers to remain long-term employees of the Corporation and the Affiliate Banks, and to provide the officers with supplemental retirement income. Interest is earned on the deferred compensation based on the U.S. Treasury 5 year rate at the end of each calendar year. The interest along with the deferred compensation is credited to the deferred compensation account. Discretionary contributions to the plan may be granted each Plan year by the Corporation’s Board of Directors based on financial performance of the Corporation and in an amount up to 5% of the participant’s annual compensation. Discretionary contributions under the plan are credited to a deferred compensation account established and maintained for each participant. Participants shall vest in their account based on the Plan’s schedule which begins at 3 years of service and is fully vested after 7 years of service. No contributions were made to the Non-Qualified Deferred Compensation Plan during 2011.

Qualified Retirement Plans

The Corporation and the Affiliate Banks offer all employees two separate qualified retirement plans, the first of which is the Employee Stock Ownership Plan (ESOP) and the second is a 401k profit sharing plan. The ESOP is 100% funded by the Corporation and/or Affiliate Banks. In order to promote longevity with the Corporation, this plan includes a vesting schedule of seven years before a participant is fully vested. The 401k profit sharing plan allows participants to defer compensation, before taxes, in order to invest in various investment vehicles. No corporate contributions were made to the ESOP during 2011. No corporate contributions were made to the 401(k)Plan during 2011.

Potential Post-Employment Payments

Payments for Termination following a Change in Control

The Corporation and the Affiliated Banks have entered into Severance Compensation Agreements with Messrs. Grill and Justice. Under each of these agreements, if a “change in control” occurs while the Executive is an employee of the Corporation or the Affiliate Bank, and if within five years thereafter the Executive’s employment is terminated (i) without “cause,” (ii) by the Executive for “good reason,” or (iii) due to Executive’s death or disability, then the Corporation and the Affiliate Bank are required to pay the Executive an annual amount equal to 50% of Executive’s annual compensation in the five preceding calendar years, for a period ranging from one to five years, as specified in each Executive’s agreement (Grill and Justice – 5 years). Mr. Grill may also be entitled to payment for certain excise, income and other taxes that he incurs under Section 280G of the Internal Revenue Code (i.e. tax gross-up payments). The Executives other than Mr. Grill are to have their payments reduced to the extent necessary to avoid such excise and other taxes. Each Executive is also entitled to the acceleration of vesting of any outstanding stock options and/or restricted stock upon a change in control.

“Change in Control” means (i) the acquisition, directly, indirectly and/or beneficially, by any person or group, of more than 50% of the voting securities of the Corporation or the Bank, (ii) the occurrence of any event at any time during any two year period which results in a majority of the Board of Directors of the Corporation or the Bank being comprised of individuals who were not members of such Board at the commencement of that two year period (iii) a sale of all or substantially all of the assets of the Corporation or the Bank to another entity, or (iv) a merger or reorganization of the Corporation or the Bank with another entity.

“Cause” means (i) the willful and continuing failure by the Executive to substantially perform his duties with the Bank or the Corporation and which is not remedied in a reasonable period of time after receipt by Executive of written notice from the Bank specifying the duties the Executive has failed to perform, or (ii) the willful and continued engaging by Executive in gross misconduct that is materially injurious to the Bank or the Corporation and which is not ceased within a reasonable period of time after receipt by Executive of written notice from the Bank specifying the misconduct and the injury, or (iii) an adjudication of the Executive’s guilt of any crime involving a serious and substantial breach of the Executive’s fiduciary duties to the Bank. No act or failure to act on the Executive’s part shall be considered “willful” unless done, or omitted to be done, by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Bank or the Corporation.

“Good Reason” means any of the following, as determined by the Executive in his discretion: (i) a material diminution of Executive’s duties, responsibilities or authority with the Bank or the Corporation; or (ii) the Bank or the Corporation requiring Executive to be based anywhere other than within fifty miles of their present office location; or (iii) the failure by the Corporation to obtain the assumption of the agreement. If any of the foregoing result from, or follow, a termination of employment for Cause, then Good Reason will not have occurred.

If the Corporation had experienced a change of control during 2011, and all of the foregoing executive officers were terminated on December 31, 2011 without cause, the estimated aggregate total value of compensation and benefits (including the economic benefit resulting from the acceleration of options and restricted stock) from Severance Compensation Agreements would be as follows: Mr. Grill—$739,878 and Mr. Justice- $432,260.

Additionally, under the change of control provisions of the Supplemental Executive Retirement Plans, assuming executive officers were terminated on December 31, 2011 in the manner described above, Mr. Grill’s SERP would be fully accrued with a total value of $870,540.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The consolidated financial statements of the Corporation for the year ended December 31, 2011 have been examined by Rehmann Robson, P.C., independent certified public accountants. The Corporation’s Audit Committee selects the Corporation’s auditors before the end of each calendar year. Crowe Horwath, LLP was the Corporation’s auditors in 2010.

Fees Paid to Independent Accountants

	2011	2010
Audit Fees	$93,944	$113,500
Audit-Related Fees	$39,260	$40,119
Tax Fees	$0	$26,700
All Other Fees	$0	$43,223

The amounts shown for “Audit-Related Fees” paid to both audit firms related to the development of tools designed to assist the Corporation in complying with certain provisions of the Sarbanes-Oxley Act and various accounting related matters including subsidiary transactions and discontinued operations.

The amounts shown for “Tax Fees” were for corporate tax compliance, tax advice and tax planning services.

The amounts shown for “All Other Fees” related primarily to compliance reviews, consulting, and software licensing.

The Audit Committee has considered whether the provision of these services is compatible with maintaining our principal auditors’ independence. Following the adoption of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, our independent auditors are proscribed from offering certain services to us. None of those proscribed services were provided to us in 2011. The Corporation’s Audit Committee has concluded that the provision of services covered under the caption “All Other Fees” is compatible with Rehmann Robson, P.C. maintaining their independence. None of the hours expended on Rehmann Robson, P.C.’s engagement to audit the Corporation’s consolidated financial statements for the year ended December 31, 2011, were attributed to work performed by persons other than Rehmann Robson, P.C.’s full-time, permanent employees.

The Charter of the Audit Committee provides that the Audit Committee will administer the Corporation’s policy regarding the approval of audit and non-audit services. Under that policy, the Audit Committee must pre-approve all engagements of the Corporation’s independent auditors. Before the end of the first quarter of each year, the retention of the independent auditors to audit the Corporation’s financial statements, including the associated fee, is approved by the Audit Committee. At the same time, the Audit Committee will evaluate other known potential engagements of the independent auditors, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditors’ independence from management. At each subsequent meeting of the Audit Committee, the Audit Committee will receive updates on the services actually provided by the independent auditors and management may present additional services for approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that the need arises for pre-approval between Audit Committee meetings. This might occur, for example, if the Corporation was proposing to execute a financing on an accelerated timetable. If the Chairman so approves any such engagements, he/she is required to report that approval to the full Audit Committee at the next Audit Committee meeting.

All of the services described above as “Audit-related Fees” and “Tax Fees” were approved under this policy.

On February 4, 2011, Fentura Financial, Inc. (“Fentura”) dismissed its independent registered public accounting firm, Crowe Horwath LLP (“Crowe Horwath”) to be effective upon Fentura filing its 2010 Form 10-K. Crowe Horwath’s report on Fentura’s consolidated financial statements as of and for the years ended December 31, 2010 and 2009 contained no adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles, except that Crowe Horwath’s opinion on the consolidated financial statements included an explanatory paragraph for 2010 emphasizing that The State Bank was not in compliance with certain regulatory capital requirements under a formal regulatory agreement and for 2009 describing substantial doubt about Fentura’s ability to continue as a going concern. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

During each of the years in the two year period ended December 31, 2010 and the subsequent interim period to the date hereof, there were no disagreements between Fentura and Crowe Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath to make reference to the subject matter of the disagreements in connection with its reports. Fentura has provided Crowe Horwath with a copy of this disclosure and has requested that Crowe Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath agrees with the above statements. A copy of such letter dated February 7, 2011 from Crowe Horwath is filed as Exhibit 16.1 to Fentura’s Form 8-K filed on February 10, 2011.

On February 4, 2011, Fentura notified Rehmann Robson, P.C. (“Rehmann”) of the registrant’s intent to formally engage Rehmann as its new independent registered public accounting firm to be effective upon filing its 2010 Form 10-K and formally engaged Remann on March 8, 2011. During the last two fiscal years and the subsequent interim period to the date hereof, Fentura did not consult with Rehmann nor did Rehmann issue any written report regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Fentura’s financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(v) of Registration S-K).

Representatives of Rehmann will be present at the Annual Meeting to answer appropriate questions about their audit. They will also have the opportunity to make a statement if they desire to do so.

PROPOSAL 2—RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has selected Rehmann to serve as our independent auditors for 2012. The Board of Directors is asking the shareholders to ratify the appointment of Rehmann.

In the event our shareholders fail to ratify the selection of Rehmann, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of Rehmann will be present at the Annual Meeting to answer appropriate questions about their audit. They will also have the opportunity to make a statement if they desire to do so.

The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker non votes, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE

SELECTION OF REHMANN ROBSON, P.C. AS OUR INDEPENDENT AUDITORS FOR THE

YEAR 2012.

COMPLIANCE WITH SECTION 16 REPORTING

The rules of the Securities and Exchange Commission require that the Corporation disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers and beneficial owners of more than 10% of the Corporation’s common stock. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Corporation believes that during the year ended December 31, 2011, its directors, executive officers and beneficial owners of more than 10% of the Corporation’s common stock have complied with all filing requirements applicable. Except that Mr. Rybar filed the following Form 4’s late: 1 filing 67 days late, 1 filing 66 days late, 1 filing 65 days late, 1 filing 64 days late, 1 filing 46 days late, 1 filing 37 days late, 1 filing 30 days late, 1 filing 23 days late, 1 filing 19 days late, 1 filing 15 days late, 2 filing 12 days late, 1 filing 11 days late, 3 filings 10 days late, 2 filings 4 days late.

OTHER INFORMATION

Annual Report on Form 10-K

The Corporation will provide a copy of its 2011 Annual Report on Form 10-K to any shareholder who asks for it in writing, without charge. Please direct your request to our Secretary, Ronald L. Justice, at 175 North Leroy Street, P.O. Box 725, Fenton, Michigan 48430. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (“SEC”). The SEC maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, that file electronically. The SEC’s web site address is www.sec.gov.

Transactions with Certain Interested Parties

The Corporation has Related Party Transactions provisions in its lending policies which require preapproval of any loans to a related party with a subsidiary Bank by a majority of disinterested board members of the Board of Directors. Additionally, the Board reaffirms all debt with related parties at least annually.

Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the subsidiaries of the Corporation, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the subsidiaries of the Corporation. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable with persons not related to the lender, and these transactions do not involve more than the normal risk of collection or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with persons not related to the Corporation, and will be subject to approval by a majority of the Corporation’s independent, outside disinterested directors.

Shareholder Proposals

An eligible shareholder who wants to have a qualified proposal under SEC Rule 14a-8 considered for inclusion in the proxy statement for the 2013 Annual Meeting of Shareholders must notify the Corporation’s Secretary by delivering a copy of the proposal to the Corporation’s offices no later than November 26, 2012. For proposal outside of Rule 14a-8, if a shareholder notifies the Corporation after 45 days before the first anniversary of the date on which this Proxy Statement is first mailed of an intent to present a proposal at the 2013 annual meeting of shareholders, the Corporation will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

Expenses of Solicitation

The Corporation pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph, or by the Corporation’s officers and employees without additional compensation. The Corporation pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

Important Notice Regarding The Availability of Proxy Materials For The Shareholder Meeting To Be Held On April 25, 2012:

The Proxy Statement and Annual Report to Security Holders are available at www.fentura.com.

BY ORDER OF THE BOARD OF DIRECTORS,

Ronald L. Justice

Secretary

Dated: March 16, 2012

See enclosed voting (proxy) form please sign and mail promptly.

COMMON

FENTURA FINANCIAL, INC. P.O. Box 725 Fenton, Michigan 48430-0725 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

You may vote by:
INTERNET	proxy.ilstk.com
(Must vote 2 days prior to meeting date.)
TELEPHONE	800.555.8140
(Must vote 2 days prior to meeting date.)
VOTER CONTROL NUMBER

MAIL	VOTE EITHER:
☐ With Management on all Proposals (must sign below)
OR
Make individual selections below (must sign below)

If you plan to personally attend the Annual Meeting of Stockholders please check the box below and list the names of attendees on the reverse side.

To change the address on your account, please check the box below and indicate your new address on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.
I/We do plan to attend. ☐	Change of address. ☐

PROXY - FENTURA FINANCIAL, INC.

Annual Meeting of Shareholders, April 25, 2012

The undersigned hereby appoints William H. Dery and Brian P. Petty as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of Common Stock of Fentura Financial, Inc. held of record by the undersigned on March 1, 2012 at the Annual Meeting of Shareholders to be held April 25, 2012 and at any adjournment thereof.

1.	In the election of three directors (Class III), each to be elected for term expiring in 2015.

	FOR	VOTE WITHHELD

01 Frederick P. Dillingham	☐	☐

02 Donald L. Grill	☐	☐

03 Randy D. Hicks	☐	☐

2.	To ratify Rehmann Robson, P.C. as independent auditors for 2012.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in No. 1 and the proposal in No. 2.

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) appear on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

PLEASE LIST NAMES OF PERSONS ATTENDING AND/OR NEW ADDRESS

ESOP

FENTURA FINANCIAL, INC. P.O. Box 725 Fenton, Michigan 48430-0725 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

You may vote by:
INTERNET	proxy.ilstk.com
(Must vote 2 days prior to meeting date.)
TELEPHONE	800.555.8140
(Must vote 2 days prior to meeting date.)
VOTER CONTROL NUMBER

MAIL	VOTE EITHER:
☐ With Management on all Proposals (must sign below)
OR
Make individual selections below (must sign below)

If you plan to personally attend the Annual Meeting of Stockholders please check the box below and list the names of attendees on the reverse side.

To change the address on your account, please check the box below and indicate your new address on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.
I/We do plan to attend. ☐	Change of address. ☐

PROXY - FENTURA FINANCIAL, INC.

Annual Meeting of Shareholders, April 25, 2012

The undersigned hereby appoints William H. Dery and Brian P. Petty as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of Common Stock of Fentura Financial, Inc. held of record by the undersigned on March 1, 2012 at the Annual Meeting of Shareholders to be held April 25, 2012 and at any adjournment thereof.

1.	In the election of three directors (Class III), each to be elected for term expiring in 2015.

	FOR	VOTE WITHHELD

01 Frederick P. Dillingham	☐	☐

02 Donald L. Grill	☐	☐

03 Randy D. Hicks	☐	☐

2.	To ratify Rehmann Robson, P.C. as independent auditors for 2012.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in No. 1 and the proposal in No. 2.

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) appear on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.

PLEASE LIST NAMES OF PERSONS ATTENDING AND/OR NEW ADDRESS